Corporate Presentation – December 2020 Exhibit 99.1

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements associated with the expected ability of Regulus to undertake certain activities and accomplish certain goals with respect to development, regulatory and other activities related to the RGLS4326 program in ADPKD, including the projected timeline of clinical development activities, expectations regarding future therapeutic and commercial potential of Regulus’ programs including its ADPKD, Hepatitis B virus or cell therapies, Regulus’ business plans, technologies and intellectual property related to its programs, biomarkers being discovered and developed by Regulus or the timing of potential milestones from RG-012.  Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "intends," "will," "goal," "potential" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Regulus' current expectations and involve assumptions that may never materialize or may prove to be incorrect.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. In addition, while Regulus expects the COVID-19 pandemic to adversely affect its business operations and financial results, the extent of the impact on Regulus’ ability to achieve its preclinical and clinical development objectives and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing and business closure requirements in the U.S. and in other countries, and the effectiveness of actions taken globally to contain and treat the disease. These and other risks concerning Regulus' financial position and programs are described in additional detail in Regulus filings with the Securities and Exchange Commission.  All forward-looking statements contained in this press release speak only as of the date on which they were made. Regulus undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Initiated Phase 1b study of RGLS4326 in patients with ADPKD Data from first cohort anticipated in Q1 2021 Plans to engage FDA on remaining clinical hold requirements Successfully restructured Sanofi and Oxford agreements Received $10m from Sanofi for achievement of milestones and certain materials Repaid $10m in principal to Oxford and received 7-month extension of I/O period through 2021 Demonstrated significant in-vivo HBV anti-viral activity with novel microRNA target Validated in-vitro application of targeting microRNA to enhance cell therapies Completed a $19.4M private financing with top group of existing and new institutional investors Proceeds from private financing along with existing cash expected to provide runway into 2022 Regulus Recent Highlights

Regulus Therapeutics Overview Leading microRNA company focused on translating novel technology into innovative therapeutics Pioneering microRNA therapeutics targeting genetic kidney disease in the clinic with RGLS4326 in ADPKD and RG-012 in Alport Syndrome Advancing broader pipeline targeting novel biology in areas of unmet need Disciplined discovery and development approach focused on novel targets with validated in-vitro / in-vivo model systems Expertise in microRNA biology and oligo chemistry based on company foundation through joint venture between Ionis and Alnylam and access to IP/technology

Preclinical Phase 1 Phase 2 Phase 3 Commercial RG-012: Alport Syndrome RGLS4326 : ADPKD Undisclosed : Hepatitis B RGLS5579 : Glioblastoma anti-miR-132 : NASH Undisclosed : CAR-T, NK Regulus Development Pipeline Renal Infectious Disease Oncology Metabolic Disease Cell Therapy

RG-012, Anti-miR-21 for the Treatment of Alport Syndrome Sanofi Managed Phase 2 Currently Enrolling Patients Chronic treatment with RG-012 is well tolerated (Q2W for one year) Clinical demonstration of desired exposure and modulation of microRNA target in kidney Sanofi has assumed development responsibility; initiation and recruitment for Phase 2 study underway. Regulus believes new site initiation and patient enrollment has been impacted by COVID-19 pandemic   Recently received $10m in total proceeds. Regulus eligible to receive additional $25M development milestone.

Autosomal Dominant Polycystic Kidney Disease (ADPKD) Orphan disease due to mutations in either PKD1 or PKD2 genes, causing proliferation and fluid-filled cysts in kidneys 50% 85% 160,000 patients with PKD1 mutation diagnosed individuals in U.S. patients develop ESRD by age 60 Patient population Health Burden $3.8bn+ estimated annual cost of renal replacement therapy in U.S.1 1. Cloutier et al. (2020) BMC Health Serv. Res. 20:126

Genetic Renal Disease with High Unmet Need Fourth leading cause of kidney failure and more than 50 percent of people with ADPKD develop kidney failure by age 50 Renal manifestation includes bilateral renal enlargement containing multiple fluid-filled cysts, renal pain and renal insufficiency Extrarenal cyst includes liver (most prevalent in female), seminal vesicles and pancreas Hypertension and cardiovascular complications are other major morbidity and mortality Ref: https://pkdcure.org

Burgeoning Market with Few Competitors Jynarque® (tolvaptan, vasopressin V2 antagonist) – only approved therapy in U.S. FDA approval in April 2018 Boxed warning due to potentially fatal liver injury & failure requiring transplant REMS program with restricted distribution and ongoing liver monitoring in patients ~$312M in US sales first half 2020 (+75% YoY) Programs in late-stage clinical development: Bardoxolone (Nrf2 activator) Venglustat (glucosylceramide synthase inhibitor) Lixivaptan (vasopressin V2 antagonist class) Marketed In Development

RGLS4326 Preliminary Target Product Profile RGLS4326 designed to antagonize miR-17, an overexpressed microRNA that regulates PKD1 and PKD2 expression Disease modifying agent to slow progression of cyst development and renal impairment in ADPKD Aim to demonstrate clinically significant reduction in height-adjusted total kidney enlargement (htTKV) and slow eGFR decline Self-administration of subcutaneous injection every other week or monthly Acceptable overall safety profile First-in-class anti-miR-17 oligonucleotide with potential as disease-modifying treatment

Lee et al., (2019)10:4148 Nat. Comm. In ADPKD, mutations in PKD1 and PKD2 genes disrupt normal functions of their encoded proteins polycystin-1 (PC1) and polycystin-2 (PC2) in renal tubular epithelium, causing proliferation and fluid filled cysts in kidneys RGLS4326 binds miR-17 de-repressing miR-17 target genes PKD1 and PKD2 with accompanying upregulation of their encoded proteins PC1 and PC2 RGLS4326 Mechanism of Action Direct mechanistic link to ADPKD pathogenesis

miR-17 is Upregulated in Mouse Kidney Cysts and Human ADPKD Cyst Cells Human Kidney Samples In-situ hybridization Hajarnis et al. (2017) Nat Commun. Feb 16;8:14395 Normal Human Kidney ADPKD Kidney miR-17 probe miR-17 probe Control probe Control probe Mouse Kidney Samples qPCR analysis Normal Kidney ADPKD Kidney

miR-17 Directly Binds *PKD1* and *PKD2* Genes – the Mutated Genes in ADPKD

- 3'UTRs of *PKD1* and *PKD2* contain conserved miR-17 binding sequences

***PKD1*: 3'UTR conserved binding site for miR-17**


....140............150..............160........
Human U-GUCU--GUGGG---CUUC-----AGCACUU-UA-AAGA-GGCUGU
Chimp U-GUCU--GUGGG---CUUC-----AGCACUU-UA-AAGA-AGCUGU
Rhesus U-GCCU--GUGGG---CUUC-----AGCACUU-UA-AAGA-GGCUGU
Squirrel U-GUCU--CUGGG---CUUC-----AGCACUU-UA-AAGA-GGCUGU
Mouse C-ACAU--AUGGGG--CUUC-----UGCACUU-UA-AAAA-GGCUGU
Rat C-ACCU--AUGGGG--CUUC-----AGCACUU-UA-AAAA-GGCUGU
Rabbit ----------GAG---CGCC-----UGCACUU-UA------------
Pig C-CUCU--GUGGG---CUUC-----AGCACUU-UA-AUG---GCCGC
Cow U-CUCU--GUGGG---CUUC-----AGCACUU-UA-CAGA-GGCCAC
Cat U-CUCU--GUGGG---UCUC-----AGCACUU-UA-AAGA-CGCCAU
Dog U-CUCU--GGGGG---UCUC-----AGCACUU-UA-AAGA-GGCCGU
Brown bat --CUCU--GUGGG---CUUC-----AGCACUU-UA-AAGA-GGCCAA
Elephant U-GUCU--GUGGG---UGUC-----AGCACUU-UA-ACGU-GGCUGC
Opossum U-GGCU--GCAGC---CCUC-----GACACCU-GA-AGCA-GG----
Macaw
Chicken ------------------------CUGCGGCG-G---------CUGU
Lizard
X. tropicalis

***PKD2*: 3'UTR conserved binding site for miR-17**


........120.............130.......140.......150.
Human CGAU----UGC--U---AAU-CUUCUGCACUUUAAUUUAUUUUAUAUA
Chimp CGAU----UGC--U---AAU-CUUCUGCACUUUAAUUUAUUUUAUAUA
Rhesus CGAU----UGC--U---AAC-CUUCUGCACUUUAAUUUAUUUUAUAUA
Squirrel UGAU----AGUUA----AAU-CUUCUG------AACUUAUUUUAUAUA
Mouse CAAU----UGUUAU---AAU-UUUCUGCACUUUAAUUUAUUUUACGUA
Rat CAAU----UGUUAU---AAU-UUUCUGCACUUUAAUUUAUUUUACGUA
Rabbit CGAU----UGC--U---AAU-CUUCUGCACUUUAAUUUAUUUUAUGUA
Pig CAAC----CAU--C---AUUUCUUCUGCACUUUAAUUUAUUUUAGAUA
Cow CAAU----CAU--U---AAUUCUUCUGCACUUUAAUUUAUUUUAGAUA
Cat CAAA----UGU--U---AAUUCUUCUGCACUUUAAUUUAUUUUAGGUA
Dog CAAC----UGU--U---AAUUCUUCUGCACUUUAAUUUAUUUUAGAUA
Brown bat CAAU----UGU--U---AAUUCUUCUGCACUUUAAUUUAUUUUAAAUC
Elephant UCUU----UGU--U---UAUUCUUCUGCACUUUAAUUUAUUUUAUAUA
Opossum CAAU----UUU--U---UCC-CCACUGCACUUUAAUUUAUUGUACAUA
Macaw CAGA----CCA--C---UA-----------------------------
Chicken UAAA----ACA--A---A--CUCUGGUCAUA---AGGCAUUUGA--G
Lizard
X. tropicalis

- miR-17 mimic represses *Pkd1* and *Pkd2* in mouse collecting duct (IMCD3) cells


Pkd1 3'-UTR
Relative luciferase activity
4
3
2
1
0
**
WT
MT
Pkd2 3'-UTR
Relative luciferase activity
3
2
1
0
**
WT
MT
Scramble
miR-17 mimic

WT: wildtype 3'UTR
MT: mutated 3'UTR

PNAS 2013 June;110(26): 10765-10770

13

Targeting miR17 Shows Derepression of *Pkd1* and *Pkd2* Gene Expression in *Pkd2*-KO Mice


Age: D1
D10
D11
D12
D19
D28 (18d treatment)
Inject
Birth
Randomly Assign Mutants
Sacrifice mouse
Non-transgenic
Pkd2-KO
Untreated
PBS
RGLS4326
Control oligo
P28
2 mm
P28
KW/BW (mg g⁻¹)
0
15
30
45
60
75
90
****
P28
% Proliferation
0.0
0.5
1.0
1.5
2.0
2.5
**
P28
Pkd1 (fold change)
0.5
1.0
1.5
2.0
***
P28
Pkd2 (fold change)
0.5
1.0
1.5
2.0
2.5
3.0
**

Lee et al., (2019)10:4148 Nat. Comm.

REGULUS

14

Targeting miR17 with RGLS4326 Increases Polycystin Levels in Human ADPKD Cyst Cells in vitro 3.7 FC 1.9 FC **p<0.01 *p<0.05 All versus Mock PC1 Expression PC2 Expression * ** Lee et al., (2019)10:4148 Nat. Comm.

Polycystin Levels are Significantly Lower in ADPKD Patients and Correlate with Disease Severity Preliminary Data; In collaboration with Dr Chris Ward at KUMC Hogan et al., JASN 26: 1661-1670, 2015 PC1 levels from patient samples significantly lower than normal levels MS/MS data Low PC1 High PC1 Low PC1 High PC1 PC1 levels in uELVs inversely correlates with disease severity (htTKV)

Kidney-specific Knockdown of miR-17~92 Cluster Attenuates Disease in Two ADPKD Mouse Models Hajarnis et al. (2017) Nat Commun. Feb 16;8:14395 b, f: Serum Creatinine c, g: % Proliferation based on number of pHH3+ proliferating cyst epithelial cells

Kidney-specific Knockdown of miR-17~92 Cluster Attenuates Disease in ADPKD Mouse Model (Pkd1F/RC) Hajarnis et al. (2017) Nat Commun. Feb 16;8:14395 MRI Imaging c: Serum Creatinine d: % Proliferation based on number of pHH3+ proliferating cyst epithelial cells

Slowing of Disease Progression by an Anti-miR-17 Tool Oligo in Pkd2-KO Mouse Model Age: D1 H&E (D28) H&E (D28) D10 D11 D12 D19 D28 (18d treatment) Hajarnis et al. (2017) Nat Commun. Feb 16;8:14395 (D28) (D28) (D28) (D28) WT-C57BL6 #: % Proliferation based on number of pHH3+ proliferating cyst epithelial cells $: Serum BUN # $ kidney

RGLS4326 Preferentially Distributes to the Kidney and Localizes to Renal Cysts

Tissue distribution profile of RGLS4326 based on quantitative whole-body autoradiography in male CD1 mice after a single SC dose of 30mg/kg



Thyroid gland
Thymus
Testes
Stomach (wall)
Spleen
Small intestine (wall)
Skin (non-pigmented)
Pituitary gland
Pancreas
Muscle (femoral)
Lymph node (cervical)
Lung
Liver
Large intestine (wall)
Kidney (medulla)
Kidney (cortex)
Heart
Eye (lens)
Brain
Bone (femur)
Bone Marrow (femur)
Adrenal gland
2 days after single dose
14 days after single dose
0
20000
40000
60000
RGLS4326 Equivalents (ng/g)

Representative immunofluorescence image of kidney samples of *Pkd2*-KO mice after four SC doses of 20mg/kg



PBS
RGLS4326
DBA
Anti-PS Ab
DAPI

20

Lee et al. (2018) ERA-EDTA; Oral Presentation

REGULUS

RGLS4326 Shows Favorable PK/PD Profiles After a Single Subcutaneous (SC) Dose of 30 mg/kg Lee et al. (2018) ASN-Kidney Week; Poster Presentation (A) RGLS4326 was rapidly absorbed into and cleared from plasma. RGLS4326 distributed primarily to kidney, with kidney-to-liver ratio of >10-fold by Cmax. (B) RGLS4326 potently engaged kidney miR-17, with peak target engagement (by miPSA) observed at Day 7

15w (sacrifice) RGLS4326 is Efficacious in the Pcy/DBA Mouse Model Lee et al. (2018) ASN-Kidney Week; Poster Presentation Age: 6w 14w Pcy/DBA: Tolvaptan (Chow; ad libitum) RGLS4326 (QW) Randomized statistically-powered study performed at Regulus; Results confirmed by a blinded study with same study design performed at CRO

RGLS4326 Reduces Rate of bwTKV Increase in the Pcy/DBA Mouse Model of PKD Changes in body-weight adjusted total kidney volume (bwTKV) from baseline at week 8, 11 and 14 was significantly reduced after RGLS4326 treatment by 25%, 37% and 50%, respectively (p<0.05 for all). Stabilization Reduction Reduction Magnetic Resonance Imaging Lee et al., (2019)10:4148 Nat. Comm.

SAD complete up to top dose of 6 mg/kg in healthy volunteers MAD complete up to top dose of 1 mg/kg (Q2W x 4) SAD/MAD results indicate administration of RGLS4326 was well-tolerated with no SAEs reported and dose proportional PK Phase 1b MOA study underway – first patient dosed in Cohort 1 Open label design to evaluate safety, tolerability, PK and PD in ADPKD patients Targeting 13 clinical sites in the US 7 sites currently actively recruiting Up to 3 dose levels to be tested for increases in polycystin 1 & 2 levels which are underexpressed in ADPKD patients Cohort 1- 1 mg/kg SC, Q2W for 4 doses (n≤9) Cohort 2- 0.3 mg/kg SC, Q2W for 4 doses (n≤9) Cohort 3- 0.1 mg/kg or 0.5 mg/kg SC, Q2W for 4 doses (n≤9) RGLS4326 Clinical Status – Phase 1b MOA Study Underway PD biomarker has been developed to measure changes in PC1 & PC2 in urinary exosomes

RGLS4326 Program Summary FDA Lifted Partial Clinical Hold in December 2019 enabling company to resume MAD study Completion of chronic toxicity studies and satisfactory safety margins enabled reinitiation of Phase 1 studies in healthy volunteers and patients with ADPKD Healthy volunteer portion (SAD/MAD) of Phase 1 dosing completed in July 2020 Additional non-clinical PK studies initiated in 2019 in response to clinical hold requirements now complete Addressing remaining partial hold requires development of a robust PK model to simulate dosing of extended durations with acceptable safety margins to proposed clinical dose and frequency MOA study in patients initiated in October 2020 in ADPKD patients with data from first cohort anticipated end of Q1 2021 Planning to discuss approach to addressing remaining hold with new PK model built from additional non-clinical PK studies as well as data from first cohort of MOA study and SAD/MAD data with FDA RGLS4326 granted orphan drug designation by FDA in July 2020

Hepatitis B Hepatitis B is a liver infection caused by the Hepatitis B virus that can lead to serious health issues, like cirrhosis and liver cancer <10% 50% people infected globally liver cancer cases caused by HBV cure rate for standard of care Patient population Current treatments new mechanisms and combination therapy required World Health Organization (WHO) 250M

Targeting Novel microRNA Shows Sub-Nanomolar Potency and >95% Reduction in HBsAg in vitro

Potent Anti-Viral Activity Also Demonstrated in vitro in a Primary Human Hepatocyte Assay Day -1: Seed PHH, add oligo Day 0: Add virus Day 1: Remove virus, add GS-5801 (10mm) Day 5, 8, 11, and 14: Measure virus in supernatant (HBV DNA) Day 17: Measure cell viability Day 5, 8 and 11: GS-5801 replenished Primary Human Hepatocyte HBV Assay

Pilot in-vivo Studies Demonstrate POC of Oligo Impact on HBV Replication AAV-HBV infected mice were dosed with active oligo (30 mg/kg SC q.4.d. x6) +/- ETV (0.1 mg/kg PO q.d. x14). Oligo treatment suppressed viral titer (serum DNA) and extended the activity of ETV treatment. This oligo also targeted HBsAg, and markers of cccDNA activity (HBeAg and HBV RNA). µL

Dose Dependent Reduction in Viral Load and Surface Antigen Demonstrated in-vivo Mice with established AAV-HBV infection were dosed 6 times with 30 mg/kg or 60 mg/kg of active oligo S.C. every 4 days.

SAR Campaign Shows Optimized Oligo has Enhanced Activity Mice with established AAV-HBV infection were dosed 6 times with 30 mg/kg of oligo S.C. every 4 days. µL

Pre-treatment with Oligo Enhances the Anti-Viral Effect of IFNa in the AAV-HBV Model Mice with established AAV-HBV infection were dosed 6 times with 30 mg/kg of oligo S.C. every 4 days. After 4 doses with the oligo the mice were treated with a sub-efficacious dose of mouse IFNa (400 IU/g, TIW, I.P.).

Oligo Treatment Blocks HBcAg Expression in the Liver Control group Oligo (30 mg/kg x6) Oligo (60 mg/kg x6) Mice with established AAV-HBV infection were dosed 6 times with 30-60 mg/kg of oligo S.C. every 4 days. On day 35 HBcAg was measured by IHC µL

Oligo Treatment Reduces cccDNA Levels Key: A = AAV-HBV B = Marker C = HepDES19 control A B C Reference Data Raw Data Normalized Data Mice with established AAV-HBV infection were dosed 6 times with oligo S.C. every 4 days, or ETV 0.1 mg/kg PO QD x14. Livers were taken after 75 days and the cccDNA-like molecule formed by AAV-HBV was quantified by southern blot. Oligo (mg/kg)

Targeting microRNA - A Novel Approach Toward a Functional Cure Combinations of currently approved drugs and those in development will be required to attain a high rate of functional cure - new approaches are required to make this possible Targeting microRNA-host factor pathways is a unique approach to targeting HBV replication We have demonstrated that targeting host microRNA suppress HBV replication in 3 distinct in vitro assays: HepG2.2.15, PHH infection and ex vivo AAV-HBV In the AAV-HBV mouse model, targeting host microRNA significantly reduced HBV DNA, HBsAg, HBeAg, RNA, and cccDNA Combining oligo with sub-therapeutic dose of ETV or IFNa led to enhanced potency and therapeutic synergy respectively with sustained viral response for several months Additional profiling and lead optimization studies ongoing Select advancement of additional hits from HBV in-vitro screen

miRNA Modulation of Cell Therapy Rapid maturation of Cell Therapy industry capabilities, with three commercially available autologous treatments for hematological cancers Global cancer cell therapy pipeline of 1,483 active programs* with majority preclinical stage 858 CAR-T programs, 90 NK programs China clinical trials (871); United States (718) Broad potential applications include cancer, autoimmune, infectious disease, and neurological disorders. miRNA modulation may enable unique differentiation *Yu (2020) Nature Rev., Drug Discovery

Ex Vivo Modulation of Cell Therapies: An Overview Antibodies Extracellular targets Narrow range of targets Only active during culture Simple Small Molecule Intracellular targets Single pathway modulation Very short half-life Only active during culture Simple microRNA Intracellular targets Multiple pathway modulation Long half-life Maintain activity in vivo Simple Gene Engineering Chromosomal targeting Weakens cell performance Limited to single gene loci Permanent change to cell Complex

Targeting microRNA May Improve Several Issues of Cell-Based Therapies Potential Benefits Improved persistence Improved fitness Resistance to exhaustion Optimized phenotype

Preliminary Data Modulating T cells by targeting different microRNA

Enhance T cell Proliferation


Her2 CAR-T in vitro expansion
Population Doubling
15
10
5
0
5
10
15
20
25
30
Day post transduction
PBS
Oligo 1
Oligo 2
Oligo 3
Oligo 4
Oligo 5
Oligo 6
Ctrl Oligo

- HER2 CAR: 4D5 clone, 2nd gen 41BB.
- Construct purchased from ProMab Bio.

Prevent T cell Exhaustion


GD2 CAR-T in vitro expansion
Population Doubling
6
4
2
0
5
10
15
20
25
30
Day post transduction
PBS
Oligo 1
Oligo 2
Oligo 3
Oligo 4
Oligo 5
Oligo 6
Ctrl Oligo

- GD2 CAR: 14G2a clone, 2nd gen CD28.
- Construct designed on Long *et al.* 2015.
- *Selected for poor in vitro characteristics*.

39

REGULUS

Modulating microRNA Can Enhance Cytokine Production and Target Cell Killing Cytokine production by Her2 CAR-T cells treated with microRNA inhibitor A was assessed after 24h co-culture with HER2+ HCC38 cells. Proprietary oligo found to enhance the production of several pro-inflammatory cytokines consistent with greater T cell activation.

Summary: microRNA for Cell Therapy Targeting microRNA holds the potential to modulate multiple cell types (eg, CAR, NK, iPSC, and cardiomyocytes) across several therapeutic applications Early demonstration that targeting microRNA can control T-cell phenotype and performance Expansion rates and resistance to exhaustion Metabolic fitness and optimal phenotype predicted in the literature Modulating microRNA in cell therapies can be a differentiating factor enabling successful outcomes in difficult to treat tumors Regulus employing its expertise in oligo discovery and development and its foundational IP estate to potentially identify and develop lead candidates for further testing

Potential Upcoming Catalysts Catalyst Potential Timing Results from the first cohort of RGLS4326 Phase 1b Late Q1 2021 FDA engagement for feedback on approach to addressing remaining hold requirements Mid 2021 Topline data for remaining RGLS4326 Phase 1b cohorts 2H 2021 Potential resolution of remaining partial clinical hold requirements 2H 2021 Potential initiation of ADPKD Phase 2 2022 Company’s near-term focus of effort and resources on addressing remaining RGLS4326 hold requirements.

Corporate Presentation – December 2020